UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2022

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Certain Officers

Chief Executive Officer and President

On July 5, 2022, STAG Industrial, Inc., a Maryland corporation (the “Company”), announced that, pursuant to its previously announced management succession plan, the Board of Directors of the Company (the “Board”) appointed William R. Crooker to the role of Chief Executive Officer of the Company, in addition to his role as President, effective as of July 1, 2022. In addition, on June 29, 2022, the Board increased the size of the Board from nine to ten members and appointed Mr. Crooker to the Board and the Investment Committee of the Board, effective as of July 1, 2022, subject to re-election at the next annual meeting of stockholders to be held in 2023. Mr. Crooker will lead and manage the Company’s business, execute the strategies developed by management and the Board and serve as the chief spokesperson to the Company’s employees, stockholders and business counterparties.

Mr. Crooker has served as the Company’s President since 2021. Previously, Mr. Crooker served as the Company’s Chief Financial Officer and Treasurer from 2016 to 2022, Executive Vice President from 2016 to 2021, Chief Accounting Officer from 2011 to 2016 and Senior Vice President of Capital Markets from 2015 to 2016. Prior to the formation of the Company, Mr. Crooker served as the Chief Accounting Officer for STAG Capital Partners, LLC from 2010 to 2011. From 2002 to 2010, Mr. Crooker worked for KPMG LLP in its real estate practice, focusing primarily on publicly traded real estate investment trusts. He held various positions with KPMG LLP, including most recently as senior manager. Mr. Crooker, 42, is a certified public accountant and received his Bachelor of Science degree from Bentley University.

Executive Chair

On July 5, 2022, the Company announced that, pursuant to its previously announced management succession plan and in connection with his resignation from the role of Chief Executive Officer, the Board appointed Benjamin S. Butcher as the Executive Chair of the Board, effective as of July 1, 2022. In his role as Executive Chair, Mr. Butcher will manage the business of the Board, regularly consult with Mr. Crooker on key corporate matters and serve as a liaison between the Board and the management team.

Mr. Butcher has served as the Company’s Chief Executive Officer and Chairman of the Board since 2010 and served as the Company’s President from 2010 to 2021. Prior to the formation and initial public offering of the Company, Mr. Butcher oversaw the growth of the Company’s predecessor business, serving as a member of the board of managers of STAG Capital Partners, LLC, STAG Capital Partners III, LLC, and their affiliates from 2003 to 2011. Mr. Butcher serves as a member of the board of trustees and a member of the nominating and corporate governance committee and compensation committee of Washington Real Estate Investment Trust (NYSE: WRE), an owner of office, multi-family and retail properties in the greater Washington, D.C. metropolitan area. Mr. Butcher, 69, holds a Bachelor of Arts degree from Bowdoin College and a Master of Business Administration degree from the Tuck School of Business at Dartmouth.

Executive Vice President and Chief Investment Officer

On July 5, 2022, the Company further announced that the Board promoted Michael C. Chase to Executive Vice President of the Company, in addition to his current role as Chief Investment Officer, effective as of July 1, 2022.

Mr. Chase has served as a Senior Vice President of Acquisitions since the Company’s formation and initial public offering in 2011 and as Chief Investment Officer since 2020. From 2003 to 2011, Mr. Chase served as Managing Director for STAG Capital Partners, LLC, the predecessor business of the Company. Mr. Chase, 49, received his Bachelor of Science degree from the University of Vermont.

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The Company entered into an indemnification agreement with Mr. Chase that will require indemnification to the maximum extent permitted by Maryland law. The terms of his indemnification agreement will be substantially similar to the terms of the indemnification agreements between the Company and its other executive officers, a form of which has been filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-11/A filed with the SEC on February 16, 2011 and is incorporated in this item by reference.

Retirement of Chief Operating Officer

On June 30, 2022, Stephen C. Mecke, the Company’s Executive Vice President and Chief Operating Officer, gave the Company written notice of his intention to retire from his positions with the Company on December 31, 2022. Mr. Mecke has satisfied the “Rule of 70” requirements and is eligible to participate in the STAG Industrial, Inc. Employee Retirement Vesting Program.

Amended and Restated Employment Agreements

CEO Employment Agreement

Mr. Crooker entered into an amended and restated employment agreement, effective as of July 1, 2022 (the “CEO Employment Agreement”), that provides for Mr. Crooker to serve as Chief Executive Officer and President of the Company. The CEO Employment Agreement is substantially similar to the Company’s previously filed form of employment agreement for its Chief Executive Officer and provides for the following:

•	an initial term of three years, subject to automatic extensions for successive one-year periods unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party;

•	an initial annual base salary of $600,000 and an annual bonus in an amount to be determined by the Compensation Committee of the Board in accordance with the Company’s customary practices, as more fully described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”);

•	eligibility to receive equity awards in the discretion of the Compensation Committee of the Board, subject to the terms of the Company’s 2011 Equity Incentive Plan, as amended (or other then effective incentive plan) (the “Equity Incentive Plan”), and the applicable award agreement, and to participate in other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefit;

•	upon the termination of employment either by the Company without “cause” or Mr. Crooker for “good reason,” or in the event that following a change of control the Company or its successor gives Mr. Crooker a notice of non-renewal within 12 months following the change of control, Mr. Crooker will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor: (i) a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination; (ii) a lump-sum cash payment equal to three times the sum of Mr. Crooker’s then-current annual base salary and the bonus paid to Mr. Crooker for the most recently completed fiscal year; (iii) group health premiums or other insurance for a period of 18 months; and (iv) immediate vesting of all outstanding equity-based awards (other than performance-based awards) held by Mr. Crooker;

•	the Company’s obligation to annually nominate Mr. Crooker to the Board during the term of the CEO Employment Agreement, subject to re-election at each annual meeting of stockholders; and

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•	a non-competition provision for the 12-month period following any termination of employment, except if the Company terminates his employment without “cause,” if the Company provides a notice non-renewal of the CEO Employment Agreement or if Mr. Crooker terminates his employment for “good reason.”

EC Employment Agreement

In connection with his appointment as Executive Chair, the Company and Mr. Butcher entered into an amended and restated employment agreement, effective as of July 1, 2022 (the “EC Employment Agreement”), that provides for Mr. Butcher to serve as Executive Chair of the Company. The EC Employment Agreement is substantially similar to Mr. Butcher’s previously filed employment agreement and provides for the following:

•	an initial term of one year, subject to an automatic extension for one six-month period unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party;

•	an annual base salary of $325,000 and an annual bonus in an amount to be determined by the Compensation Committee of the Board in accordance with the Company’s customary practices, as more fully described in the Company’s most recent proxy statement filed with the SEC;

•	eligibility to receive equity awards in the discretion of the Compensation Committee of the Board (including eligibility to receive an equity award in January 2023 of up to $1,300,000 in grant date fair value), subject to the terms of the Equity Incentive Plan and the applicable award agreement, and to participate in other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefit;

•	upon the termination of employment either by the Company without “cause” or by Mr. Butcher for “good reason,” Mr. Butcher will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor: (i) a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination; (ii) a lump-sum cash payment equal to two times (during the initial term) or one times (during the six-month renewal term, if any) the sum of Mr. Butcher’s then-current annual base salary and the bonus paid to Mr. Butcher for the most recently completed fiscal year; (iii) group health premiums or other insurance for a period of 18 months; and (iv) immediate vesting of all outstanding equity-based awards (other than performance-based awards) held by Mr. Butcher;

•	in the event that following a change of control during the initial term of the EC Agreement, the Company, or its successor, gives Mr. Butcher a notice of non-renewal following the change of control, Mr. Butcher will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor: (i) a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination; (ii) a lump-sum cash payment equal to two times the sum of Mr. Butcher’s then-current annual base salary and the bonus paid to Mr. Butcher for the most recently completed fiscal year; (iii) group health premiums or other insurance for a period of 18 months; and (iv) immediate vesting of all outstanding equity-based awards (other than performance-based awards) held by Mr. Butcher;

•	an agreement to annually nominate Mr. Butcher to the Board during the term of the EC Employment Agreement, subject to re-election at each annual meeting of stockholders; and

•	a non-competition provision for the 12-month period following any termination of employment, except if the Company terminates his employment without “cause” or if Mr. Butcher terminates his employment for “good reason.”

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CIO Employment Agreement

The Company and Mr. Chase executed an amended and restated employment agreement, effective as of July 1, 2022 (the “CIO Employment Agreement”), that provides for Mr. Chase to serve as Executive Vice President and Chief Investment Officer of the Company. The CIO Employment Agreement is substantially similar to the Company’s previously filed form of employment agreement for its executive officers (other than the Chief Executive Officer) and provides for the following:

•	an initial term of one year, subject to automatic extensions for successive one-year periods unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party;

•	an initial annual base salary of $375,000 and an annual bonus in an amount to be determined by the Compensation Committee of the Board in accordance with the Company’s customary practices, as more fully described in the Company’s most recent proxy statement filed with the SEC;

•	eligibility to receive equity awards in the discretion of the Compensation Committee of the Board, subject to the terms of the Equity Incentive Plan and the applicable award agreement, and to participate in other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefit;

•	upon the termination of employment either by the Company without “cause” or Mr. Chase for “good reason,” or in the event that following a change of control the Company or its successor gives Mr. Chase a notice of non-renewal within 12 months following the change of control, Mr. Chase will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor: (i) a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination; (ii) a lump-sum cash payment equal to two times the sum of Mr. Chase’s then-current annual base salary and the bonus paid to Mr. Chase for the most recently completed fiscal year; (iii) group health premiums or other insurance for a period of 18 months; and (iv) immediate vesting of all outstanding equity-based awards (other than performance-based awards) held by Mr. Chase; and

•	a non-competition provision for the 12-month period following any termination of employment, except if the Company terminates his employment without “cause,” if the Company provides a notice non-renewal of the CIO Employment Agreement or if Mr. Chase terminates his employment for “good reason.”

The foregoing descriptions of the CEO Employment Agreement, the EC Employment Agreement and the CIO Employment Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Executive Employment Agreement with William R. Crooker, effective as of July 1, 2022

10.2	Amended and Restated Executive Employment Agreement with Benjamin S. Butcher, effective as of July 1, 2022

10.3	Amended and Restated Executive Employment Agreement with Michael C. Chase, effective as of July 1, 2022

104	Cover Page Interactive Data File (embedded within the XBRL document)

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Forward-Looking Statements

This report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. Forward-looking statements in this report include statements about the Company’s management team and expected retirements. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk factors discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2021, as updated by the Company’s quarterly reports on Form 10-Q. Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: July 5, 2022